Tri-Continental Corporation

To the Stockholders:

     Your third quarter Stockholder report for Tri-Continental Corporation follows this letter. This report contains Tri-Continental’s investment results and its portfolio of investments at September 30, 2003.

     For the three months ended September 30, 2003, Tri-Continental posted a total return of 2.97% based on net asset value, the S&P 500 returned 2.65%, and the Lipper Closed-End Growth & Income Funds Average returned 3.34%. During the same time period, Tri-Continental returned 1.48% based on market price.

     We are pleased to announce that effective September 4, 2003, J. & W. Seligman & Co.’s Core Equity Group assumed responsibility for Tri-Continental’s portfolio. This change was made as part of the Manager’s commitment to improve Tri-Continental’s investment results. Paul Guidone, who is a Managing Director and the Chief Investment Officer of J. & W. Seligman & Co., will lead a team of six dedicated analysts responsible for researching companies in the various sectors of the economy. Tri-Continental’s investment objective remains unchanged, and it will continue to pursue a total return strategy in order to invest primarily to produce long-term growth of both capital and income, while providing reasonable current income.

     Tri-Continental’s net asset value increased 12.49% during the first three quarters of this year. However, the Corporation has a significant tax loss carryforward from net capital losses realized during the severe bear market of recent years. As a consequence, Tri-Continental will not have a capital gain payout this December. We realize that many Stockholders look forward to a capital gain payment in December, and we understand their disappointment.

     Over time, we are confident that we will be able to offset Tri-Continental’s net realized capital loss carryforward with realized gains and resume capital gain payments, though we cannot predict with any certainty when this will occur. In the interim, any net realized capital gains, like any unrealized gains, will be reflected in an increase in Tri-Continental’s NAV and, importantly, will not be taxable to Stockholders who maintain their investment.

     We thank you for your continued support of Tri-Continental Corporation and look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

November 4, 2003

Tri-Continental Corporation

Investment Results For Common Stock (unaudited)

TOTAL RETURNS
For Periods Ended September 30, 2003
			Average Annual

	Three	Nine	One	Five	Ten
	Months*	Months*	Year	Years	Years

Market Price**	1.48%	13.96%	15.23%	(1.15)%	6.66%

Net Asset Value**	2.97	12.49	16.68	(1.98)	6.73

Lipper Closed-End
Growth & Income
Funds Average***	3.34	15.52	21.35	1.70	7.10

S&P 500***	2.65	14.71	24.37	1.00	10.04

PRICE PER SHARE

	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002

Market Price	$14.96	$14.78	$12.81	$13.25

Net Asset Value	17.52	17.06	14.98	15.72

DIVIDEND AND CAPITAL GAIN (LOSS) AND YIELD INFORMATION PER SHARE
For the Nine Months Ended September 30, 2003

	Capital Gain (Loss)

Dividends Paid†	Realized	Unrealized	YieldØ

$0.13	$(0.43)	$0.37††	0.96%

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a stockholder may pay on Corporation distributions or on the sale of Corporation shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance quoted above.

*	Returns for periods of less than one year are not annualized.
**	These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.
***	The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Closed-End Growth & Income Funds Average excludes the effect of taxes and any costs associated with the purchase of shares, and the S&P 500 excludes the effect of taxes and fees. The Lipper Closed-End Growth & Income Funds Average measures the performance of closed-end mutual funds with objectives similar to the Corporation. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index or an average.

†	Preferred Stockholders were paid dividends totaling $1.875 per share.
††	Represents the per share amount of net unrealized appreciation of portfolio securities as of September 30, 2003.
Ø	Current yield, representing the annualized yield (after dividends on preferred stock) for the 30-day period ended September 30, 2003, has been computed in accordance with SEC regulations and will vary.

Tri-Continental Corporation

Largest Portfolio Changes (unaudited)
July 1, 2003 to September 30, 2003

Largest Purchases	Largest Sales
Goldman Sachs Group, Inc. (The)*	Bear Stearns Companies Inc. (The)**
SPDR Trust, Series 1*	Devon Energy Corporation**
eBay Inc.	Wal-Mart Stores, Inc.
Dean Foods Company*	LSI Logic Corporation**
Kohl’s Corporation*	Citigroup Inc.
International Game Technology*	Bank of America Corporation
Wendy’s International, Inc.*	J.P. Morgan Chase & Co.
Prudential Financial, Inc.*	Limited Brands**
L-3 Communications Holdings, Inc.*	General Electric Company
General Dynamics Corporation*	Viacom Inc. Class B**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

10 Largest Equity Holdings (unaudited)

September 30, 2003

Security	Value	Percent of Net Investment Assets

Citigroup Inc.	$77,559,507	3.6
Microsoft Corporation	74,600,557	3.5
eBay Inc.	61,144,662	2.9
Pfizer Inc.	57,009,225	2.7
Altria Group, Inc.	53,824,944	2.5
General Electric Company	52,508,824	2.5
American Express Company	51,216,548	2.4
Bank of America Corporation	50,946,073	2.4
Dell Inc.	42,955,144	2.0
SPDR Trust, Series 1	42,698,640	2.0

Tri-Continental Corporation
Portfolio of Investments (unaudited)	September 30, 2003
	Shares	Value

COMMON STOCKS 93.0%
AUTOMOBILES AND
COMPONENTS 0.7%
Lear Corporation*	272,700	$14,354,928

BANKS 6.8%
Bank of America Corporation	652,820	50,946,073
Fannie Mae	146,600	10,291,320
Radian Group Inc.	285,800	12,689,520
U.S. Bancorp	1,284,430	30,813,475
Wachovia Corporation	1,002,763	41,303,808

		146,044,196

CAPITAL GOODS 7.6%
Deere & Company	239,300	12,757,083
General Dynamics Corporation	261,000	20,373,660
General Electric Company	1,761,450	52,508,824
Illinois Tool Works Inc.	311,180	20,618,787
L-3 Communications
Holdings, Inc.*	465,300	20,124,225
PACCAR Inc.	111,700	8,326,118
Parker Hannifin Corporation	228,300	10,205,010
Tyco International Ltd.	837,740	17,115,028

		162,028,735

CHEMICALS 1.9%
Air Products and Chemicals, Inc.	725,200	32,706,520
Praxair, Inc.	143,100	8,865,045

		41,571,565

COMMUNICATIONS
EQUIPMENT 1.8%
Cisco Systems, Inc.*	1,619,280	31,624,538
Motorola, Inc.	518,510	6,206,565

		37,831,103

COMPUTERS AND
PERIPHERALS 5.5%
Dell Inc.*	1,286,660	42,955,144
Hewlett-Packard Company	1,040,930	20,152,405
International Business
Machines Corporation	423,820	37,436,020
Sun Microsystems, Inc.*	5,384,780	17,796,698

		118,340,267

	Shares	Value

CONSUMER DURABLES
AND APPAREL 2.0%
Mohawk Industries, Inc.*	286,000	$20,397,520
Pulte Homes, Inc.	324,800	22,089,648

		42,487,168

CONSUMER STAPLES 7.0%
Altria Group, Inc.	1,228,880	53,824,944
Dean Foods Company*	863,400	26,791,302
Procter & Gamble
Company (The)	291,056	27,015,818
Wal-Mart Stores, Inc.	761,920	42,553,232

		150,185,296

DIVERSIFIED
FINANCIALS 12.6%
American Express Company	1,136,630	51,216,548
Bank of New York
Company, Inc. (The)	328,380	9,559,142
Citigroup Inc.	1,704,230	77,559,507
Goldman Sachs
Group, Inc. (The)	468,600	39,315,540
J.P. Morgan Chase & Co.	1,172,100	40,238,193
Mellon Financial Corporation	684,410	20,628,117
Merrill Lynch & Co., Inc.	393,100	21,042,643
Morgan Stanley	184,070	9,288,172

		268,847,862

ELECTRONIC EQUIPMENT
AND INSTRUMENTS 1.0%
Jabil Circuit, Inc.	822,940	21,437,587

ENERGY 7.2%
BP p.l.c. ADR (United Kingdom) 433,800		18,262,980
ChevronTexaco Corporation	150,200	10,731,790
ConocoPhillips	297,703	16,299,239
Exxon Mobil Corporation	734,525	26,883,615
Noble Energy, Inc.	391,880	15,009,004
Occidental Petroleum
Corporation	304,200	10,716,966
Rowan Companies, Inc.*	1,019,600	25,061,768
Royal Dutch Petroleum
Company NY shares
(Netherlands)	383,100	16,933,020
Weatherford International Ltd.*	392,600	14,832,428

		154,730,810

See footnotes on page 6.

Tri-Continental Corporation
Portfolio of Investments (unaudited) (continued)	September 30, 2003
	Shares	Value

HOTELS, RESTAURANTS
AND LEISURE 3.4%
International Game Technology	805,200	$22,666,380
Royal Caribbean Cruises Ltd.	988,850	27,796,574
Wendy’s International, Inc.	673,700	21,760,510

		72,223,464

INSURANCE 5.2%
American International
Group, Inc.	630,700	36,391,390
W. R. Berkley Corporation	717,645	24,586,518
Hartford Financial
Services Group, Inc. (The)	212,400	11,178,612
PartnerRe Ltd.	309,900	15,702,633
Prudential Financial, Inc.	595,800	22,259,088

		110,118,241

MEDIA 3.0%
Clear Channel
Communications, Inc.	362,200	13,872,260
Time Warner Inc.*	1,074,100	16,229,651
Tribune Company	483,000	22,169,700
Univision Communications Inc.
Class A*	373,300	11,919,469

		64,191,080

PAPER AND FOREST
PRODUCTS 1.6%
Weyerhaeuser Company	568,220	33,212,459

PHARMACEUTICALS AND
BIOTECHNOLOGY 7.4%
Cephalon, Inc.*	262,630	12,052,091
Johnson & Johnson	625,463	30,972,928
Merck & Co., Inc.	414,720	20,993,126
Pfizer Inc.	1,876,538	57,009,225
Teva Pharmaceutical
Industries Ltd.
ADR (Israel)	225,080	12,875,701
Wyeth	530,100	24,437,610

		158,340,681

RETAILING 4.9%
eBay Inc.*	1,143,960	61,144,662
Kohl’s Corporation*	441,100	23,598,850
Michaels Stores, Inc.	504,500	20,563,420

		105,306,932

	Shares or
	Partnership Interest	Value

SEMICONDUCTORS AND
SEMICONDUCTOR
EQUIPMENT 4.7%
Analog Devices, Inc.*	89,550 shs.	$3,404,691
Intel Corporation	1,177,590	32,377,837
KLA-Tencor Corporation*	49,200	2,532,570
Maxim Integrated
Products, Inc.	560,300	22,067,416
National Semiconductor
Corporation*	632,300	20,416,967
Taiwan Semiconductor
Manufacturing
Company Ltd.
ADR (Taiwan)*	845,800	9,160,014
Texas Instruments
Incorporated	413,180	9,420,504

		99,379,999

SOFTWARE AND
SERVICES 6.7%
Adobe Systems Incorporated	672,940	26,412,895
Check Point Software
Technologies Ltd. (Israel)*	1,284,330	21,583,166
Microsoft Corporation	2,683,956	74,600,557
Oracle Corporation*	1,880,000	21,084,200

		143,680,818

MISCELLANEOUS 2.0%
SPDR Trust, Series 1	427,200	42,698,640

TOTAL COMMON STOCKS
(Cost $1,939,098,401)	1,987,011,831

TRI-CONTINENTAL
FINANCIAL
DIVISION 0.2%
WCAS Capital
Partners II, L.P.†	$4,727,686	2,377,648
Whitney Subordinated
Debt Fund, L.P.†	2,464,665	1,708,809

TOTAL TRI-CONTINENTAL
FINANCIAL DIVISION
(Cost $7,192,351)		4,086,457

See footnotes on page 6.

Tri-Continental Corporation
Portfolio of Investments (unaudited) (continued)	September 30, 2003
	Principal
	Amount	Value

FIXED TIME
DEPOSIT 5.1%
BNP Paribas, Grand Cayman
1.1%, 10/1/03
(Cost $109,600,000)	$109,600,000	$109,600,000

TOTAL
INVESTMENTS 98.3%
(Cost $2,055,890,752)		2,100,698,288
OTHER ASSETS
LESS LIABILITIES 1.7%		36,271,173

NET ASSETS 100.0%		$2,136,969,461

* Non-income producing security.
Restricted security.
Note:Investments in common stocks, American Depository Receipts
(ADR), limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market value or, in their absence, fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales price or, in their absence and in the case of over-
the-counter securities, at the mean of bid and ask prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

Tri-Continental Corporation

Stockholder Services

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

Automatic Dividend Investment and Cash Purchase Plan. Stockholders may automatically purchase additional shares with dividends and capital gains. There is no charge for this service. Stockholders may also purchase additional shares directly from the Corporation. There is a service fee of a maximum of $2.00 for each cash purchase transaction.

Automatic Cash Withdrawal Plan. Stockholders who hold common shares with a market value of $5,000 or more may elect to receive a fixed amount from their investment at regular intervals by selling their shares to the Corporation.

Traditional Individual Retirement Account (IRA). Stockholders who have earned income and are under age 70 1 / 2 may contribute up to $3,000 per year to a Traditional IRA for 2003. A working or non-working spouse may also contribute up to $3,000 to a separate Traditional IRA for 2003. Individuals who reach age 50 prior to the end of a taxable year may make additional “catch-up contributions” to a Traditional IRA of up to $500 (increasing to $1,000 for years beginning after 2005). Contributions to a Traditional IRA may be deductible or non-deductible. If you are single and not covered by an employer’s retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be fully deductible if your modified adjusted gross income (MAGI) in 2003 is less than $40,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $60,000. If one spouse does not work or is not covered by a retirement plan, that spouse’s contribution will be fully deductible provided your household MAGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Rollover IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Roth IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $3,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your MAGI must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. You are eligible to make a partial Roth IRA contribution if your MAGI is below $110,000 (individuals) or $160,000 (married couples). Total combined contributions to a Roth IRA and a Traditional IRA cannot exceed $3,000 in any year. Individuals who reach age 50 prior to the end of a taxable year may make additional “catch-up contributions” to a Roth IRA of up to $500 (increasing to $1,000 for years beginning after 2005). Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59 1 / 2 , for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70 1 / 2 (if you have earned income), and you are not required to take minimum distributions at age 70 1 / 2 . You may convert an existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA when converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

Tri-Continental Corporation

Stockholder Services (continued)

Retirement Planning — Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 100% of earned income (reduced by plan contributions), to a maximum of $40,000 per participant. For retirement plan purposes, no more than $200,000 may be taken into account as earned income under the plan in 2003 (this amount will be increased to $205,000 for 2004). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer’s retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director’s fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the US and (212) 682-7600 outside the US.

Gifts Free of Federal Tax are often made using Tri-Continental Common Stock. You may give as much as $11,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $22,000 a year.

Stock Repurchase Program. On November 21, 2002, the Board of Directors authorized the renewal of Tri-Continental’s ongoing share repurchase program. The program authorizes the Corporation to repurchase up to 7.5% of the Corporation’s shares over a 12-month period, provided that the discount of a share’s market price to its net asset value (“NAV”) remains wider than 10%. The Board’s decision benefits all Stockholders, allowing them to continue to enjoy the advantages of Tri-Continental’s closed-end structure, while increasing the NAV of the Corporation’s outstanding shares.

     Between November 21, 2002 and September 30, 2003, 6.7 million shares were repurchased. This is approximately 5.3% of the shares outstanding at the beginning of the period. The repurchase of additional shares is expected to continue during October and November 2003, as long as the discount remains above 10%.

Tri-Continental Corporation

Board of Directors

Robert B. Catell (3,4)		William C. Morris (1)
Chairman and Chief Executive Officer,		Chairman of the Board,
KeySpan Corporation		J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
John R. Galvin (2,4)
Dean Emeritus, Fletcher School of Law and		Leroy C. Richie (2,4)
Diplomacy at Tufts University		Chairman and CEO, Q Standards
Worldwide, Inc.
Paul C. Guidone (1)		Director, Kerr-McGee Corporation
Chief Investment Officer,
J. & W. Seligman & Co. Incorporated		Robert L. Shafer (3,4)
Retired Vice President, Pfizer Inc.
Alice S. Ilchman (3,4)
President Emerita, Sarah Lawrence College		James N. Whitson (2,4)
Trustee, Committee for Economic		Director, C-SPAN
Development		Director, CommScope, Inc.

Frank A. McPherson (3,4)		Brian T. Zino (1)
Director, ConocoPhillips		President, J. & W. Seligman & Co. Incorporated
Director, Integris Health		Chairman, Seligman Data Corp.
Chairman, ICI Mutual Insurance Company
John E. Merow (2,4)		Member of the Board of Governors,
Director, Commonwealth Industries, Inc.		Investment Company Institute
Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner,
Sullivan & Cromwell LLP	Member:	(1) Executive Committee
(2) Audit Committee
Betsy S. Michel (2,4)		(3) Director Nominating Committee
Trustee, The Geraldine R. Dodge Foundation		(4) Board Operations Committee

Tri-Continental Corporation

Executive Officers

William C. Morris	Thomas G. Rose
Chairman	Vice President

Brian T. Zino	Lawrence P. Vogel
President and Chief Executive Officer	Vice President and Treasurer

Paul C. Guidone	Frank J. Nasta
Vice President	Secretary

Charles W. Kadlec
Vice President

For More Information
Manager	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	(800) TRI-1092	Stockholder Services
100 Park Avenue	(800) 445-1777	Retirement Plan Services
New York, NY 10017	(212) 682-7600	Outside the United States
	(800) 622-4597	24-Hour Automated
Stockholder Service Agent		Telephone Access Service
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

www.tri-continental.com

Tri-Continental Corporation
Managed by

J. & W. SELIGMAN CO.
INCORPORATED
INVESTMENT MANAGERS AND ADVISORS
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

This report is intended only for the information of Stockholders or those who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about management fees and other costs.

 www.tri-continental.com

CETRI3c 9/03

Third Quarter Report 2003

Tri-Continental
Corporation

an investment you can live with